UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2016
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1015 Third Avenue, 12th Floor
Seattle, Washington 98104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (206) 674-3400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval of the 2016 Stock Option Plan is incorporated herein by reference. A summary of the 2016 Stock Option Plan terms was provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016. This summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Plan and related form of agreement, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 3, 2016, the shareholders of the Company: (1) elected each of the eleven director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved the 2016 Stock Option Plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; (5) approved a Proxy Access Amendment to the Company's Bylaws; and (6) did not approve a shareholder proposal on recovery of unearned management bonuses. No other business was transacted at the meeting.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following eleven directors, each to serve until the next annual meeting of shareholders or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	145,041,693	762,787	312,394	15,909,389
James M. DuBois	145,041,072	968,687	107,115	15,909,389
Mark A. Emmert	139,745,479	6,334,972	36,423	15,909,389
Diane H. Gulyas	141,648,284	4,428,289	40,301	15,909,389
Dan P. Kourkoumelis	143,484,830	2,518,016	114,028	15,909,389
Michael J. Malone	143,026,400	2,982,973	107,501	15,909,389
Richard B. McCune	145,306,289	705,079	105,506	15,909,389
Jeffrey S. Musser	145,067,250	944,509	105,115	15,909,389
Liane J. Pelletier	145,237,013	842,315	37,546	15,909,389
James L.K. Wang	144,635,155	1,380,990	100,729	15,909,389
Tay Yoshitani	139,830,508	6,245,538	40,828	15,909,389
(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
98,552,187	47,387,411	177,276	15,909,389
(3)    Approve 2016 Stock Option Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
136,607,870	9,352,349	156,655	15,909,389
(4)    Ratification of independent registered public accounting firm for the year ending December 31, 2016:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
160,851,743	1,075,838	98,682	—

(5)    Approve a Proxy Access Amendment to the Company's Bylaws:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
145,677,412	308,163	131,299	15,909,389
(6)    Shareholder proposal: recovery of unearned management bonuses:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
42,884,488	102,885,932	346,454	15,909,389

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 4, 2016	By:	/s/ Benjamin G. Clark
Benjamin G. Clark
Senior Vice President, General Counsel and Corporate Secretary

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